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                                                                    EXHIBIT 99.1

                            CERTIFICATION PURSUANT TO
                 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the filing of the Annual Report on Form 10-K for the fiscal year ended December 31, 2002 (the "Report") by Sonesta International Hotels Corporation (the "Company"), we, Roger P. Sonnabend, Paul Sonnabend and Boy A. J. van Riel, in our respective positions of Chief Executive Officer, Chief Financial Officer and Treasurer, hereby certify pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that, to our knowledge:

     -     the Report fully complies with the requirements of Section 13(a) or
           Section 15(d) of the Securities Exchange Act of 1934; and

     - the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                      Boston, March  14, 2003


                                      /s/
                                      ------------------------------------------
                                      Name:  Roger P. Sonnabend
                                      Title: Chairman of the Board and Chief
                                             Executive Officer



                                      /s/
                                      ------------------------------------------
                                      Name:  Paul Sonnabend
                                      Title: Chairman of the Executive Committee
                                             and Chief Financial Officer


                                      /s/
                                      ------------------------------------------
                                      Name:  Boy A. J. Van Riel
                                      Title: Vice President and Treasurer

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